                                                                   Exhibit 99(d)



April 19, 1999

First Union Real Estate Equity and Mortgage Investments
55 Public Square, Suite 1900
Cleveland, Ohio  44113-1937

Ladies and Gentlemen:

                  Reference is hereby made to (i) the Fixed Rate Loan Agreement (as amended through the date hereof, the "Gotham Loan Agreement") dated as of August 11, 1998 by and between First Union Real Estate Equity and Mortgage Investments (the "Company"), Ableco Finance LLC, as Agent, Gotham Partners, L.P. ("Gotham LP"), Gotham Partners III, L.P. ("Gotham III LP"), Elliott Associates, L.P. ("Elliott Associates"), and Bankers Trust Company, (ii) the Fixed Rate Loan Agreement (as amended through the date hereof, the "Other Loan Agreement," and together with the Gotham Loan Agreement, the "Loan Agreements") dated as of August 11, 1998 by and between the Company, Bankers Trust Company, BankBoston N.A. and Wellsford Capital, (iii) the Standby Purchase Agreement dated as of August 11, 1998 (the "Gotham Partners Standby Purchase Agreement") by and between the Company and Gotham LP, (iv) the Standby Purchase Agreement dated as of August 11, 1998 (the "Gotham III Standby Purchase Agreement," and together with the Gotham Partners Standby Purchase Agreement, the "Standby Purchase Agreements") by and between the Company and Gotham III LP, (v) the Letter Agreement dated August 11, 1998 (the "August 11 Letter Agreement") among the Company, Gotham LP, Gotham III LP and Elliott Associates and (vi) the rights offering(s) described in your registration statement on Form S-3 (File No. 333-63547) originally filed on September 17, 1998, as the same may be amended with the consent of each of the Standby Purchasers (which consent may not be unreasonably withheld or delayed), and in any prospectus or prospectus supplement thereto (collectively, and together with all the documents incorporated by reference therein, the "Registration Statement"). Gotham LP, Gotham III LP and Gotham Partners International, Ltd. ("GPI," and together with Gotham LP and Gotham III LP, "Gotham") are referred to herein as the "Standby Purchasers."

                  1. ONE OR MORE RIGHTS OFFERINGS CONTEMPLATED; STANDBY PURCHASE AGREEMENTS REMAIN IN FULL FORCE AND EFFECT. Notwithstanding the references to "the Rights Offering" in each of the Standby Purchase Agreements and to "the Offering" in each of the Loan Agreements, the parties hereto hereby agree that such references shall refer to not more than two rights offerings to be conducted by the Company (for purposes of this letter agreement, each, an "Offering"). In addition, the parties also agree that references in each of the Standby Purchase Agreements to the "Shelf Registration Statement" shall be deemed to refer to the Registration Statement. The parties hereby further agree that, except as otherwise provided herein, the terms and conditions of the Standby Purchase Agreements shall remain in full force and effect and shall apply to each Offering, MUTATIS MUTANDIS. Notwithstanding the foregoing, the parties hereby further agree that the obligations of the Standby Purchasers under the Standby Purchase Agreements shall be limited to the two Offerings contemplated by this letter agreement.

                  2. FIRST OFFERING. The Company hereby agrees that it shall conduct an Offering (the "First Offering") of such size as shall be determined by the Board of Trustees of the Company, provided that (i) the First Offering shall generate gross proceeds to the Company of at least $50,000,000 and (ii) the subscription price per share (the "First Subscription Price") of the Company's Shares of Beneficial Interest, $1.00 par value per share (the "Common Shares"), offered for sale in the First Offering shall be as follows: (a) if the Company commences the First Offering on or before April 23, 1999, then the First Subscription Price shall be $4.00 and (b) if the Company commences the First Offering after April 23, 1999, then the First Subscription Price shall be the lesser of: (1) $4.00; and (2) the average of the closing prices of the Common Shares on the New York Stock Exchange (the "NYSE") during the 10 consecutive trading days immediately preceding the date such Offering is commenced (the "Average Market Value"), less a discount equal to 5% of such Average Market Value (it being understood that the calculation made pursuant to this subclause
(2) shall be rounded to the nearest one-sixteenth of $1.00). For purposes of this paragraph 2, the First Offering will be deemed to commence on the date the rights relating thereto are distributed. The Company further agrees that it shall provide the Standby Purchasers with five trading days' advance notice of the record date for the distribution of rights in the First Offering. The Company and the Standby Purchasers understand that the proceeds of the First Offering shall be used by the Company to repay amounts outstanding under the Loan Agreements, and for no other purpose; provided that the parties also understand that the lenders under the Loan Agreements shall extend the Aggregate Readvanced Loans (as defined in the Loan Agreements) to the Company following the application of the proceeds of the First Offering to enable the Company to repay $9,000,000 principal amount outstanding under the Company's senior credit facility.

                  2.1 FIRST STANDBY PURCHASE COMMITMENT. (a) In connection with the First Offering, Gotham hereby agree to purchase, subject to the terms and conditions of this letter agreement, from the Company, at the First Subscription Price, all of the Common Shares offered for sale in the First Offering and not validly subscribed for through the exercise of Rights (as defined in each of the Standby Purchase Agreements) and any oversubscription option or privilege in accordance with the terms of the First



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Offering (the "First Standby Purchase Commitment"); provided, however, that the maximum aggregate subscription price required to be paid (and the corresponding maximum number of Common Shares required to be purchased) by such Standby Purchasers in the First Offering shall equal the difference of (i) the lesser of
(a) an amount equal to the product of (I) the number of Common Shares offered for sale in the First Offering multiplied by (II) the First Subscription Price and (b) $50,000,000 minus (ii) an amount equal to the product of (a) the number of Common Shares validly subscribed for in the First Offering through the exercise of Rights and any oversubscription option or privilege (but excluding the purchase of Common Shares by the Standby Purchasers pursuant to the provisions of this paragraph 2.1) multiplied by (b) the First Subscription Price (it being understood that if the calculation made pursuant to this proviso results in an amount that is less than zero, the value assigned to such amount shall be zero).

                  (b) The parties hereby agree that the Standby Purchasers' obligations under the First Standby Purchase Commitment shall expire on the 45th day following the date the First Offering is commenced (the "First Expiration Date") if the First Offering shall not have been consummated by the First Expiration Date. For all purposes of this Agreement, an Offering shall be deemed consummated on the Closing Date (as defined in each of the Standby Purchase Agreements). The Company shall give the Standby Purchasers at least one business day's advance notice of the Closing Date.

                  2.2 PAYMENTS. The Company acknowledges that the Standby Purchasers entered into the Standby Purchase Agreements to enable the Company to consummate the Loan Agreements. The Company hereby agrees that in consideration for their agreement to enter into the Standby Purchase Agreements and for other good and valuable consideration, receipt of which is hereby acknowledged by the Company, Gotham is entitled to a payment of $1,800,000 (collectively, the "First Payments"), which First Payments the Company agrees have been earned. The parties hereby agree that the applicable First Payments shall be paid by the Company to the Standby Purchasers contemporaneously with the execution this letter agreement.

              3. SECOND OFFERING. The parties hereby agree that in the event the Company elects to conduct another Offering for the sole purpose of repaying all or a portion of the amounts outstanding under the Loan Agreements (the "Second Offering") (and the Company hereby agrees that it shall conduct such Second Offering if required to do so under the Loan Agreements), the Standby Purchasers shall purchase such number of Common Shares offered for sale in the Second Offering as described in paragraph 3.1 below (the "Second Standby Purchase Commitment"). The Company agrees that it shall provide the Standby Purchasers with five trading days' advance notice of the record date for the distribution of the rights in the Second Offering. The Second Standby Purchase Commitment shall be subject to the condition that the subscription price per Common

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Share (the "Second Subscription Price") of the Common Shares offered for sale in the Second Offering shall equal the Average Market Value of the Common Shares immediately preceding the date the Second Offering is commenced, less a discount equal to 15% of such Average Market Value (it being understood that the calculation made pursuant to this sentence shall be rounded to the nearest one-sixteenth of $1.00); provided, however, that such Second Subscription Price shall in no event exceed $4.00 (subject to appropriate adjustment for stock splits and stock dividends as shall be reasonably determined by the parties hereto); and provided further, however, that the pricing mechanism described above shall be announced publicly at least ten trading days in advance of the date the Second Offering is commenced. For purposes of this paragraph 3, the Second Offering will be deemed to commence on the date the rights relating thereto are distributed. In no event shall the Second Offering be commenced sooner than 20 trading days after the consummation of the First Offering.

                  3.1 SECOND STANDBY PURCHASE COMMITMENT. (a) In connection with the Second Offering, Gotham hereby agree to purchase from the Company, at the Second Subscription Price, the Common Shares offered for sale in the Second Offering and not validly subscribed for through the exercise of Rights and any oversubscription option or privilege in accordance with the terms of the Second Offering; provided, however, that the maximum aggregate subscription price required to be paid (and the corresponding maximum number of Common Shares required to be purchased) by such Standby Purchasers in the Second Offering shall equal the difference of (i) the lesser of (the "Second Base Commitment Amount") (a) an amount equal to the aggregate principal amount outstanding under the Loan Agreements on the day immediately preceding the date the Second Offering is consummated and (b) $40,000,000 minus (ii) an amount equal to the product of (a) the number of Common Shares validly subscribed for in the Second Offering through the exercise of Rights and any oversubscription option or privilege (but excluding the purchase of Common Shares by the Standby Purchasers pursuant to the provisions of this paragraph 3.1) multiplied by (b) the Second Subscription Price (it being understood that if the calculation made pursuant to this clause (ii) results in an amount that is less than zero, the value assigned to such amount shall be zero).

                  (b) The parties hereby agree that the Standby Purchasers' obligations under the Second Standby Purchase Commitment shall expire on the 45th day following the date the Second Offering is commenced (the "Second Expiration Date") if the Second Offering shall not have been consummated by the Second Expiration Date.

                  3.2 SECOND PAYMENTS. The Standby Purchasers and the Company hereby agree that there will be no additional consideration, fee or payment due or payable to the Standby Purchasers in connection with the Second Standby Purchase Commitment.

                  4. TERMINATION BY THE STANDBY PURCHASERS. In addition to their other


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rights in this letter agreement, the parties hereby agree that each
Standby Purchaser shall have the right to terminate, without any liability, its obligations hereunder and under its Standby Purchase Agreement with respect to a particular Offering if (i) after January 15, 1999 there shall be a material adverse change in the Company's business, financial condition or results of operations (except to the extent (a) such business, financial condition or results of operations are reflected or described in (x) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as amended by its Amendment to Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission on April 13, 1999, or (y) the section of the base prospectus entitled "The Company" contained in the Registration Statement, as amended through April 13, 1999, or (b) any such changes result from the decline in the trading prices of stocks generally),
(ii) between the date the rights with respect to such Offering are distributed and the Closing Time (as defined in each of the Standby Purchase Agreements) of such Offering, trading in securities generally on the NYSE is suspended, (iii) between the date the rights with respect to such Offering are distributed and the Closing Time, an event of default exists under any instrument governing outstanding indebtedness of the Company such that the lenders thereunder shall have the right to accelerate such indebtedness and such default would result in a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole, provided, however, that the Standby Purchasers shall not have such right of termination so long as the lenders waive such default for at least 30 days after the Closing Date, (iv) between the date the rights with respect to such Offering are distributed and the Closing Time of such Offering, a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, (v) the Common Shares are suspended (other than with respect to temporary suspensions lasting no more than one trading day in duration) or delisted from trading on the NYSE on or after April 22, 1999, (vi) any of the closing conditions contained in Section 7 of each of the Standby Purchase Agreements (as applicable to the respective Standby Purchasers) (other than subsection (d) of such Section 7) shall not be satisfied as of the Closing Time of such Offering,
(vii) the Company shall otherwise be in material breach of this letter agreement or the applicable Standby Purchase Agreement, (viii) the Company fails to deliver a certificate of its chief executive officer, dated the Closing Date of such Offering and delivered prior to the Closing Time on such date, certifying that, to the knowledge of the Company, as of such date no event or state of facts exists that would give a Standby Purchaser the right to terminate its obligations under this letter agreement or its Standby Purchase Agreement pursuant to this paragraph 4 or (ix) such Offering is not consummated by February 11, 2000 (provided that with respect to the Second Offering, such date shall be changed to August 11, 1999 if the First Offering is consummated on or prior to May 15, 1999 and generates gross proceeds to the Company of at least $50,000,000). The parties hereby further agree that a material adverse change in the Company's business, financial condition or results of operations shall not be deemed to exist solely as a result of a decline in the price of any class of the Company's


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capital stock. Any exercise of the right to terminate hereunder by a Standby
Purchaser shall be in writing and delivered prior to the Closing Time of an Offering in accordance with the provisions of paragraph 14 below. Any termination by a Standby Purchaser shall be without prejudice to any claims for damages which such Standby Purchaser may have as a result of the Company's failure, if any, to comply with its obligations.

                  5. NO MATERIAL OMISSIONS OR MISSTATEMENTS IN REGISTRATION STATEMENT. The Company hereby represents that as of the date of any final prospectus or prospectus supplement relating to any Offering contemplated by this letter agreement, and as of the date any such Offering is consummated, such prospectus or prospectus supplement (including all documents incorporated or deemed to be incorporated by reference therein) shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  6. AUGUST 11 LETTER AGREEMENT SUPERSEDED. The parties hereby agree that this letter agreement shall supersede and replace the August 11 Letter Agreement, and that except as expressly amended hereby, the Standby Purchase Agreements shall remain unchanged and in full force and effect.

                  7. REGISTRATION RIGHTS. The Company agrees that it shall enter into a registration rights agreement with respect to the registration for resale under the Securities Act of 1933, as amended, of all of the Common Shares to be acquired by Gotham in the First Offering and/or the Second Offering, which registration rights agreement shall be upon such reasonable terms and conditions as the parties hereto shall reasonably agree.

                  8. INDEMNIFICATION. (a) The Company hereby agrees to indemnify and hold harmless each Standby Purchaser and its partners:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or prospectus supplement or final prospectus or prospectus supplement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid with respect to any litigation, investigation or proceeding by any governmental agency or body, commenced


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or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; and

                  (iii) against any and all expense whatsoever (including, without limitation, the fees and disbursements of legal counsel) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraphs (i) or (ii) of this paragraph 8(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Standby Purchaser (as Standby Purchaser and not in any other capacity) for use in the Registration Statement or any preliminary prospectus or prospectus supplement or final prospectus or prospectus supplement (or any amendment or supplement thereto).

                  (b) Each Standby Purchaser hereby agrees to indemnify and hold harmless the Company, its Trustees, each of its officers who signed the Registration Statement and the other Standby Purchasers and their partners against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in subparagraph (a) of this paragraph 8, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or in any preliminary prospectus or prospectus supplement or final prospectus or prospectus supplement (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by or on behalf of such Standby Purchaser (as Standby Purchaser and not in any other capacity) for use in the Registration Statement or such preliminary prospectus or prospectus supplement or final prospectus or prospectus supplement (or any amendment or supplement thereto). The aggregate indemnification obligation by a Standby Purchaser pursuant to this subparagraph (b) of paragraph 8 shall not exceed the product of (i) an amount equal to the number of Common Shares acquired by such Standby Purchaser in the applicable Offering, multiplied by (ii) the subscription price for Common Shares in such Offering.

                  (c) The parties agree that each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly

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

notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this paragraph 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that if the indemnified party is a Standby Purchaser, the fees and expenses of such counsel shall be at the expense of the indemnifying party if: (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both a Standby Purchaser and the indemnifying party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or a Standby Purchaser has been advised that there may be one or more legal defenses available to it different from or in conflict with any legal defenses available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such Standby Purchaser).

                  (d) The parties further agree that no indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. No indemnifying party shall be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the written consent of the indemnifying party, which written consent shall not be unreasonably withheld.

                  9. CONTRIBUTION. If the indemnification provided for in paragraph 8 is unavailable to or insufficient to hold harmless an indemnified party under subparagraphs (a) or (b) of paragraph 8 in respect of any loss, liability, claim, damage or expense (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Standby Purchasers on the other from any Offering to which such loss, liability, claim, damage or expense (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subparagraph (c) of paragraph 8 above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Standby Purchasers on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Standby Purchasers on the other in connection with any Offering shall be deemed to be in the same proportion as the total net proceeds from such Offering (before deducting expenses but after deducting any payments made by the Company to the Standby Purchasers pursuant to paragraph 2.2 hereof) received by the Company bear to the total payments received by such Standby Purchasers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Standby Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Standby Purchasers agree that it would not be just and equitable if contributions pursuant to this paragraph 9 were determined by pro rata allocation between the Company on the one hand and the Standby Purchasers on the other or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph 9. The amount paid or payable by an indemnified party as a result of the loss, liability, claim, damage or expense (or actions in respect thereof) referred to above in this paragraph 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  10. OPINION OF COUNSEL. The Company hereby agrees that in connection with any purchase of Common Shares by the Standby Purchasers pursuant to the terms of this letter agreement, the Standby Purchasers shall receive an opinion of independent legal counsel to the Company that addresses the issues set forth in Exhibit A attached hereto, that is substantially in the form set forth in such Exhibit A and that is otherwise in form and substance reasonably acceptable to the Standby Purchasers.

                  11. GPI BOUND BY GOTHAM PARTNERS STANDBY PURCHASE AGREEMENT. By its execution of this letter agreement, (i) GPI hereby agrees, including without limitation, for the benefit of the lenders under the Loan Agreements, to be bound by the terms and conditions of the Gotham Partners Standby Purchase Agreement as if it were originally a party thereto and acknowledges that it shall be jointly and severally liable with Gotham LP and Gotham III LP thereunder and (ii) Gotham LP and Gotham III LP hereby acknowledge that GPI shall be so bound and liable and agree that they will separately arrange and coordinate with GPI with respect to any specific obligations to be performed by GPI under the Gotham Partners Standby Purchase Agreement.

                  12. OBLIGATIONS NOT SEVERAL. All the obligations of Gotham LP, Gotham III LP and GPI under this letter agreement are joint and several.

                  13. BINDING EFFECT. The parties hereby agree that if the terms and conditions set forth in this letter agreement are in conflict with, or inconsistent in any way with, the Standby Purchase Agreements, the terms of this letter agreement shall control.

                  14. NOTICES. All notices and other communications under this letter agreement shall be in writing and deemed to have been duly given if delivered by hand, courier or mail or transmitted by any standard form of telecommunication, if to: (i) the Company, to Suite 1900, 55 Public Square, Cleveland, Ohio 44113-1937, Attention: Paul F. Levin, Senior Vice President, General Counsel and Secretary, Facsimile: (216) 781-7364, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004-1980, Attention: Steven G. Scheinfeld, Esq., Facsimile: (212) 859-4000; or
(ii) Gotham LP, Gotham III LP or GPI, to Gotham Partners Management Co., LLC, 110 East 42nd Street, 18th Floor, New York, New York 10017, Attention: William
A. Ackman, Facsimile: (212) 286-1133, with copies to Goodwin, Procter & Hoar, LLP, 599 Lexington Avenue, 40th Floor, New York, New York 10022, Attention:
Richard J. Holmstrom, Esq., Facsimile: (212) 355-3333.

Notices shall be deemed effective on receipt thereof.

                  15. NO PERSONAL LIABILITY. Notwithstanding anything contained herein to the contrary, this letter agreement is made and executed on behalf of the Company, a business trust organized under the laws of the State of Ohio, by its officer(s) on behalf of the Trustees thereof, and none of the Trustees or any additional or successor Trustee hereafter appointed, or any beneficiary, officer, employee or agent of the Company shall, except as otherwise may be required by law, have any liability in such Trustee's, beneficiary's, officer's, employee's or agent's personal or individual capacity, but instead, all parties shall look solely to the property and assets of the Company for satisfaction of claims of any nature arising under or in connection with this letter agreement.



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


                  Please confirm your agreement with the above by signing in the space provided below. This letter agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  Very truly yours,

                              GOTHAM PARTNERS, L.P.
                              By: Section H Partners, L.P.

                              By:      Karenina Corp.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                            GOTHAM PARTNERS III, L.P.
                            By: Section H Partners, L.P.
                                By:    Karenina Corp.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                            GOTHAM PARTNERS INTERNATIONAL, LTD.
                            By: Gotham International Advisors, L.L.C., its investment manager

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

ACCEPTED AND AGREED TO:

FIRST UNION REAL ESTATE EQUITY
   AND MORTGAGE INVESTMENTS

By
     Name:  Daniel P. Friedman
     Title: President and Chief Executive Officer

                                                                       EXHIBIT A

         Opinion of independent counsel of the Company to be delivered pursuant to paragraph 10 of this letter agreement :

         1. The Company is validly existing as a business trust in good standing under the applicable laws of the State of Ohio.

         2. This letter agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms.

         3. The Common Shares to be purchased by the Standby Purchasers from the Company have been duly authorized for issuance and sale and, when issued and delivered by the Company against payment of the consideration therefor, will be validly issued, fully paid and nonassessable.

         4. The Registration Statement has been declared effective by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or threatened by the Commission.

         5. The execution, delivery and performance of this letter agreement and the consummation by the Company of the transactions contemplated in this letter agreement and compliance by the Company with its obligations under this letter agreement do not and will not violate the Amended Declaration of Trust or By-laws of the Company as in effect as of the date hereof, or result in a breach of, or default under any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its Properties or assets are subject, which such agreement or instrument (i) has been filed with the Commission (the "Filed Contracts") or (ii) with respect to agreements or instruments entered into by the Company on or after June 1, 1998, is a Filed Contract or is an agreement or instrument which such counsel has actual knowledge of (the agreements or instruments in clauses (i) and (ii), the "Applicable Contracts"), except for any such breach or default as would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of any applicable federal, New York or Ohio law, statute, rule, regulation, or any judgment, order, or decree, known to such counsel, of any government, government instrumentality or court of the United States, or New York or


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

Ohio having jurisdiction over the Company or its Properties or assets, which violation in any such case would result in a Material Adverse Effect; provided, however, that such counsel need express no opinion with respect to any violation, breach or default, as applicable, not ascertainable from the face of any agreement, instrument, judgment, decree or order referred to above, or arising under or based upon any cross-default provision, insofar as any such violation relates to a default under an agreement or instrument that is not an Applicable Contract or such violation arises under or is based upon any covenant of a financial or numerical nature or which requires arithmetic computation.

         6. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any New York, Ohio or federal court or governmental authority or New York, Ohio or federal agency, is necessary or required in connection with the due authorization, execution and delivery of this letter agreement or for the offering, issuance, sale or delivery of the Common Shares (other than under the Securities Act and the regulations thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states).

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Standby Purchasers at which the contents of the Registration Statement, prospectus dated _______, 1999 (the "Prospectus") and prospectus supplement dated ________, 1999 (the "Prospectus Supplement"), and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement, and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or the Prospectus Supplement, as of their respective dates or at the date of the closing of the applicable Offering, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference in the Registration Statement, the Prospectus or the Prospectus Supplement or any amendments or supplements thereto).



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